Kaman Corporation (NYSE: KAMN) Investor Presentation March 20, 2012

2 Investment Summary  Significant long-term organic growth opportunities in Aerospace and Industrial Distribution  High margin Aerospace business benefiting from increasing commercial aircraft build rates  Stable defense platforms with incremental revenue coming from new programs  Industrial Distribution business growing organically, gaining scale via acquisitions, and adding complementary product lines  Investing in new product development, new product applications, acquisitions and technology for long-term growth  Strong balance sheet to drive growth and strategic initiatives  Experienced management team

3 Distribution 63% Aerospace 37% 2011 Sales  Two core businesses – Aerospace • Manufacturer and subcontractor in the global commercial and military aerospace and defense market • Diverse customer base of government divisions and blue chip customers – Industrial Distribution • Third largest distributor in the power transmission/motion control/fluid power market • Offers over four million SKUs to over 50K customers via 230 locations  Publicly listed on the NYSE with a market capitalization of $890 million as of March 16, 2012  2011 sales of $1.5 billion; 4,600 Employees Kaman Corporation - Overview (1) Adjusted – see non-GAAP reconciliation in Table 1 of this presentation Distribution 36% Aerospace 64% 2011 Segment Operating Income (1)

4 2011 Financial Highlights  Record net sales of $1.5 billion - Industrial Distribution +14.3% - Aerospace +12.5%  Operating profit was up $29 million(1) or 27% - Industrial Distribution +59.1% - Aerospace +14.7%(1)  Earnings per share +36% to $2.01(1) - 2010 acquisitions added $0.20 to EPS (1) Adjusted – see non-GAAP reconciliation in Table 1 of this presentation

5 2007 sales: $385.9 million 37% AEROSPACE 2011 Sales $547 Million 5

6 Aerospace OBJECTIVE:  $1 billion in sales by 2014 / margins in the “high teens” STRATEGY:  DEPTH – Size/financial strength to address larger, integrated work packages from primes/OEMs and Tier 1s  DIVERSITY – Balance portfolio thru increased commercial content  DIFFERENTIATION – Continue to move from build-to-print to design-and-build for higher margins and more defensible positions  DEVELOPMENT – Increased, focused investments in our people and infrastructure to increase capabilities and drive improved performance

7 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 2009 2010 2011 2012 2013 2014 Sa le s ( $ 00 0, 00 0s ) 13.5% 14.0% 14.5% 15.0% 15.5% 16.0% 16.5% 17.0% 17.5% 18.0% 18.5% Op er at in g M ar gi n % Aerospace – Progress Toward Objective (1) Adjusted – see non-GAAP reconciliation in Table 1 of this presentation Actual Sales 2014 Sales Objective Operating margin,(1) (2009-2011 actuals, 2012-2014 illustrate linear path to 2014, actual results may vary)

8 Aerospace Acquisition Program 2008 – 2011  Three acquisitions: - Brookhouse (U.K.) - Global Aerosystems - Vermont Composites  Annual sales acquired, $115 million  Average size, in sales, of $39 million  Average purchase price of $47 million, for a total of $140 million  Average EBITDA multiple paid of 8.7x

9 Aerospace Business Drivers  Continued outsourcing trend by OEMs and Super Tier 1s to increase flexibility and lower costs  High margin specialty bearing and aerostructure businesses positioned to benefit from increased production rates at Boeing and Airbus  Defense platforms provide exposure to key vertical lift and reset programs  Legacy prime contractor capabilities provide attractive outsourcing alternatives to today’s helicopter and fixed wing aircraft OEMs

10 3% 64% 33% 26% 3% 71% Defense Commercial Business/Regional 2010 2011 +13% Aerospace Sales $487M $548M

11 Fixed trailing edge Fuel tank access doors Top covers Red denotes bearing products Nose landing gear Rudder Main landing gear Flaps Horizontal stabilizer Door assemblies Engine/thrust reverser Aircraft Programs/Capabilities Flight controls Doors 11

12 Manufacture of cockpit Blade erosion coating Manufacture and assembly of tail rotor pylon Manufacture, sub assembly and joining of fuselage Blade manufacture, repair and overhaul Driveline couplings Bushings Flight control bearings Aircraft Programs/Capabilities Red denotes bearing products 12

13 Unmanned K-MAX®  Kaman/Lockheed developing an unmanned military version of the K-MAX helicopter  Two K-MAXs have been performing unmanned cargo resupply missions in Afghanistan since December 2011 - The aircraft have flown more than 170 missions - The aircraft have successfully delivered more than 500,000 pounds of cargo - Maintenance man-hours per flight hour are averaging less than 2  Lockheed Martin awarded $47 million Army contract for unmanned K-MAX development 13

14 JPF Program  23 Foreign Customers  Backlog through 2013  Kaman is sole source, negotiating four year follow-on contact

15 Aerospace – Budget Impact on Defense Programs  Defense programs less impacted by proposed budget cuts – UH-60 BLACK HAWK – relatively stable demand – Joint Programmable Fuze – backlog into 2013, foreign demand, continued sole source – F-35 (Joint Strike Fighter) – incremental business at any production level – A-10 – reset, new business (approximately $20M per year) – AH-1Z – new business (up to $10M per year) – C-17 - firm backlog into 2013, potential for additional foreign orders, revenue <$10 million per year

16 Positioned to Benefit from Ramp in Commercial Production Projected Deliveries 2011 2015 % Increase Boeing 777 73 100 + 37% Boeing 747 9 18 + 100% Boeing 737 372 504 + 35% Boeing 787 3 120 + + + Airbus A320 425 483 + 14% Airbus A330/340 90 90 - Airbus A380 23 35 + 52% Airbus A350 0 20 + + + Source: J.P. Morgan (Joseph Nadol)

17 Opportunities  Unmanned K-MAX®  SH-2G(I)  Boeing tanker  Boeing 737 MAX

18 Aerospace Awards  UTC Supplier Gold: Kamatics  Sikorsky Top 100 Supplier: Kamatics and Aerostructures – Jacksonville  Boeing Performance Excellence Award – Silver Level: Kaman Global Aerosystems  Raytheon Missile Systems Four Star Supplier Award presented to Kaman Precision Products  Aviation Week – Top Performing Companies – 2011 #8 (companies with revenue between $1-5 billion) – 2010 Five-Year Most Improved (companies with revenue between $1-5 billion)

19 Aerospace Strategic Transition $547 Million sales $1 Billion sales 15.8% Operating margin “High Teens” operating margin 60% Build-to-print 70% Design-and-build 65% Defense 50% Defense/50% Commercial Tier II/III Supplier Super Tier II Small, independent businesses Integrated, coordinated, synergistic business Primarily domestic Multi-national Competing on cost and manufacturing Competing on design-and-build capability manufacturing capability, and Intellectual Property NOW FUTURE/VISION

20 2007 sales: $700.2 million 63% 63% INDUSTRIAL DISTRIBUTION 2011 Sales $951 Million 20

21  Third largest industrial distribution firm serving the $23 billion power transmission / motion control market.  230 locations and 5 distribution centers  Major product categories: – Bearings – Mechanical and electrical power transmission – Fluid Power – Motion control – Automation – Material handling  Metrics: – $470,000 sales per employee (2011) – 2,100 employees (approximately one third outside sales) – 4.0 million SKUs offered – 50,000+ customers Industrial Distribution Overview

22 Industrial Distribution OBJECTIVE:  $1.5 billion in sales – 7% operating profit margin by 2014 STRATEGY:  SCALE/GROWTH – Broaden product offering organically and through acquisitions. Expand geographic footprint to enhance position in the national accounts market  PRODUCTIVITY – Recognize benefits from organizational realignment and implement multi-faceted technology investments  PROFITABILITY – Recognize sales and cost synergies from the eight acquisitions completed in 2010 and 2011. Enhance margins through new higher margin product lines, a focus on pricing management and leverage increased purchasing scale

23 $0 $150 $300 $450 $600 $750 $900 $1,050 $1,200 $1,350 $1,500 $1,650 2009 2010 2011 2012 2013 2014 Sa le s ( $0 00 ,0 00 's) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% Op er at in g M ar gi n % Industrial Distribution – Progress Toward Objective (1) Adjusted – see non-GAAP reconciliation in Table 1 of this presentation Actual Sales 2014 Sales Objective Operating margin,(1) (2009-2011 actuals, 2012-2014 illustrate linear path to 2014, actual results may vary)

24 Distribution Acquisition Program 2008 – 2011  Nine acquisitions completed  Annual sales acquired, $275 million  Average size, in sales, of $30 million  Average purchase price of $14 million, for total spend of $130 million  Average EBITDA multiple paid of 7.4x

25 Product Platform Bearings & Mechanical Power Transmission (BPT) Fluid Power Automation & Motion Control % of 2011 Sales (approximate) 72% 12% 16% Market Size $12.5 Billion $7.2 Billion $3.3 Billion Acquisitions since 2008 •Industrial Supply Corp. •Allied Bearings Supply •Plains Bearing •Fawick de Mexico •Catching Fluidpower •INRUMEC •Minarik •Automation Technology •Target Electronic Supply Major Suppliers Major Product Platforms 25

26 Executing Strategy and Building Network (10/14/11) (9/2/11) (4/15/11)

27  2011 sales were up 14.3% over the prior year to a record $951 million  Organic growth in 2011 was broad based – 10 of top 10 product categories were up year-over-year – 9 of top 10 end markets were up year-over-year – 9 of top 10 states were up year-over-year (1 was down 1%)  Seven acquisitions completed in 2010 and 2011, accelerating the top line and building scale (added ≈ $208 million in sales [annualized])  2010 acquisitions have been twice as accretive as expected Growth Continues 2011 Operating profit margin was 5.1%, up 150 bps over 2010; Operating profit dollars were up 59%

28 Industrial Distribution Strategic Transition $951 Million sales $1.5 Billion sales 5.1% operating margin 7.0% operating margin Presence in 72 of the top 100 Presence in ≈ 90 of the top 100 U.S. industrial markets U.S. industrial markets Three major product platforms Three major product platforms with increased market share in motion/automation and fluid power Narrow fluid power offering from Broad fluid power offering from numerous single-technology multi-technology supplier suppliers NOW FUTURE/VISION

29 Industrial Distribution Opportunities  Broaden product offering organically and through acquisition to win additional business from existing customers and gain market share  Enhance margins through new higher margin product lines, a focus on pricing management and leverage from higher sales  Expand higher margin fluid power business via Parker national reseller agreement  Recognize sales and cost synergies from the seven acquisitions completed in 2010 and 2011  Expand geographic footprint through additional acquisitions to enhance Kaman’s position in the competition for national accounts  Improve productivity through technology investments to enhance return on sales

30 Outlook The Company's expectations for 2012 are as follows:  Aerospace segment sales of $605 million to $625 million, up 11% to 14% over 2011  Aerospace segment operating margins of 15.7% to 16.0%  Industrial Distribution segment sales of $1,025 million to $1,055 million, up 8% to 11% over 2011  Industrial Distribution segment operating margins of 5.4% to 5.6%  Interest expense of approximately $13.5 million  Corporate expenses of approximately $44 million to $46 million  Tax rate of approximately 35%  Free cash flow of $30 million to $35 million

31 Kaman Investment Merits  A Leading Market Position in Both Business Segments  Continued Focus on Profit Optimization, Increasing Cash Flows and Strengthening Competitive Position  Strong Liquidity and Conservative Financial Profile - Investment Grade Rating (BBB-/Stable)  Disciplined and Focused Acquisition Strategy  Experienced Management Team

32 STRATEGIES Q & A

33 STRATEGIES APPENDIX

34 Table 1. Reconciliation of Non-GAAP Financial Information (In thousands except per share amounts) NET EARNINGS: For the twelve months ended December 31, 2011 December 31, 2010 GAAP net earnings as reported $ 51,142 $ 35,611 Non-recurring benefit associated with the death of a former executive (1,900) - FMU-143 litigation settlement 3,971 Goodwill impairment charge - 6,371 Look-back interest benefit - (4,300) Aerospace contract pricing settlement - 1,300 Non-GAAP adjusted net earnings $ 53,213 $ 38,982 GAAP earnings per common share - diluted $ 1.93 $ 1.36 Non-recurring benefit associated with the death of a former executive (0.07) - FMU-143 litigation settlement 0.15 - Goodwill impairment charge - 0.24 Look-back interest benefit - (0.17) Aerospace contract pricing settlement - 0.05 Non-GAAP adjusted net earnings per common share diluted $ 2.01 $ 1.48 Diluted weighted average shares outstanding 26,500 26,104

35 AEROSPACE SEGMENT OPERATING INCOME: For the twelve months ended December 31, 2011 December 31, 2010 GAAP net sales - Aerospace segment $ 547,403 $ 486,516 Sales adjustment due to contract pricing settlement - (2,259) Adjusted net sales - Aerospace segment $ 547,403 $ 484,257 GAAP operating income - Aerospace segment $ 80,424 $ 67,151 % of GAAP net sales 14.7% 13.8% FMU-143 litigation settlement $ 6,204 $ - Goodwill impairment charge - 6,371 Aerospace contract pricing settlement - 1,969 Non-GAAP adjusted operating income - Aerospace segment $ 86,628 $ 75,491 % of adjusted net sales 15.8% 15.6% Table 1. (Continued) Reconciliation of Non-GAAP Financial Information (In thousands except per share amounts)

36 Aviation Week Top Performing Companies Scoring Categories:  Return on invested capital  Earnings momentum  Asset management  Financial health

37 STRATEGIES FINANCIAL SUMMARY 63% 37% 2011 Sales $1.50 Billion

38 Financial Highlights – Full Year 2011 GAAP Adjusted (1) GAAP Adjusted (1) Net sales: Industrial Distribution 950.8$ 950.8$ 832.0$ 832.0$ Aerospace 547.4 547.4 486.5 484.3 1,498.2$ 1,498.2$ 1,318.5$ 1,316.3$ Operating income: Industrial Distribution 48.1$ 48.1$ 30.3$ 30.3$ Aerospace 80.4 86.6 67.2 75.5 128.5$ 134.7$ 97.5$ 105.8$ Operating profit %: Industrial Distribution 5.1% 5.1% 3.6% 3.6% Aerospace 14.7% 15.8% 13.8% 15.6% Net earnings 51.1$ 53.2$ 35.6$ 39.0$ EPS diluted 1.93$ 2.01$ 1.36$ 1.48$ Actuals 2011 2010 Actuals (1) Adjusted – see non-GAAP reconciliation in Table 1 of this presentation

39 Balance Sheet and Capital Factors (In Millions) As of 12/31/2011 As of 12/31/10 As of 12/31/09 Cash and Cash Equivalents $ 15.0 $ 32.2 $ 18.0 Notes Payable and Long-term Debt $ 205.2 $ 148.4 $ 63.6 Shareholders’ Equity $ 373.1 $ 362.7 $ 312.9 Debt as % of Total Capitalization 35.5% 29.0% 16.9% Capital Expenditures $ 28.8 $ 21.5 $ 13.6 Depreciation & Amortization $ 23.2 $ 20.5 $ 16.1

40 STRATEGIES APPENDIX II Executive Compensation & Corporate Governance

41  Alignment with the market allows Company to attract and retain key talent  Company and individual performance drive base salary, annual cash incentives and long-term incentives  Total compensation only reaches the median of market when Company financial performance also is at the median of similar sized industrial companies  The direct linkage to company financial performance serves shareholder interests  SERP and Pensions benefit accruals ended in 2010  Perquisites have essentially been eliminated for executive officers (MERP, financial counseling, tax planning) Executive Compensation Aligned with Shareholder Interests

42 Compensation Components  Base Salary  Annual Cash Incentive  Long-Term Incentive  Benefit Plans – Same plans as all other employees  Car Allowance – Limited to executive officers and business unit heads  Perquisites – Other executive perquisites eliminated  Management Agreements – Limited to six key executives All compensation components compared to industrial surveys of similar sized companies every 2-3 years Total compensation is driven by company and individual performance 75% of CEO’s compensation in 2011 was performance related Targeted at the median of industrial companies of similar size

43 Performance-Driven Annual Cash Incentive  Annual cash incentive driven by financial performance – Corporate – compared against the 5-year average of Russell 2000: • Return on Investment • EPS growth • EPS performance against plan • Individual Performance  Business Units – compared against the 3-year moving average of past performance • Return on Investment • Growth in operating income • Additional annual objectives determined by business priorities Reviewed and approved by the Personnel and Compensation Committee of the Board of Directors

44 Corporate Governance  Strong and Independent Board of Directors  Nine members; eight are independent with no relationship to the Company other than Board service.  Independent Lead Director in place since 2002  Board has majority voting policy for director elections  Directors have broad senior leadership qualifications: – Chief executive or chief financial officer roles – Industry experience includes aerospace, defense, engineering, distribution and financial services, both domestic and international  Virtually all directors serve on the board of other public companies (generally not more than three)

45 This presentation contains forward-looking information relating to the Company's business and prospects, including the Aerospace and Industrial Distribution businesses, operating cash flow, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the Company does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) satisfactory conclusion to government inquiries or investigations regarding government programs, including satisfactory resolution of the Wichita subpoena matter; 5) domestic and foreign economic and competitive conditions in markets served by the Company, particularly the defense, commercial aviation and industrial production markets; 6) risks associated with successful implementation and ramp up of significant new programs; 7) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; 8) successful resale of the SH-2G(I) aircraft, equipment and spare parts; 9) receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; 10) continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory; 11) cost estimates associated with environmental remediation activities at the Bloomfield, Moosup and New Hartford, CT facilities and our U.K. facilities; 12) profitable integration of acquired businesses into the Company's operations; 13) changes in supplier sales or vendor incentive policies; 14) the effects of price increases or decreases; 15) the effects of pension regulations, pension plan assumptions, pension plan asset performance and future contributions; 16) future levels of indebtedness and capital expenditures; 17) future availability of credit; 18) continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; 19) the effects of currency exchange rates and foreign competition on future operations; 20) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; 21) future repurchases and/or issuances of common stock; and 22) other risks and uncertainties set forth in the Company's annual, quarterly and current reports, proxy statements and other filings with the SEC. Any forward-looking information provided in this presentation should be considered with these factors in mind. The Company assumes no obligation to update any forward-looking statements contained in this presentation. Contact: Eric Remington V.P., Investor Relations (860) 243-6334 Eric.Remington@kaman.com Forward Looking Statement